SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Equity 500 Index VIP

The following is added to the disclosure relating to the fund under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:

Effective October 1, 2022, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.150% on the first $1 billion of the fund’s average daily net assets, 0.125% on the next $1 billion of the fund’s average daily net assets and 0.100% of the fund’s average daily net assets thereafter. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.200% on the first $1 billion of the fund’s average daily net assets, 0.175% on the next $1 billion of the fund’s average daily net assets and 0.150% of the fund’s average daily net assets thereafter.

Effective October 1, 2022, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:

Fund Name	Management Fee Rate
DWS Equity 500 Index VIP	First $1 billion 0.150% Next $1 billion 0.125% Thereafter 0.100%

Please Retain This Supplement for Future Reference.

September 26, 2022
SAISTKR22-26